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                                                                      EXHIBIT 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report, dated July 22, 1998, incorporated by reference in this Form 10-K, into the Company's previously filed SEC File No. 333-13069 and File No. 333-38619.


                                    /s/ Arthur Andersen LLP


Memphis, Tennessee,
September 18, 1998